J.P. MORGAN ACCEPTANCE CORPORATION II ABS-15G

Exhibit 99.12

Seller Loan ID	JPM Loan ID	Data Field	Tape Data	IB Review Value	Discrepancy Comments
(redacted)	304847800	Amortization Type	Fixed Rate	Buy Down	Buydown Agreement in file.
(redacted)	304847800	Total Debt to Income Ratio	(redacted)	(redacted)	Approved DTI (redacted), variance < (redacted) is non-material.
(redacted)	304907160	Total Debt to Income Ratio	(redacted)	(redacted)	Non-material variance is due to rounding.
(redacted)	304907160	QM/ATR Designation	Not Covered / Exempt	QM (APOR) / Non-HPML	Transaction is a purchase of a primary residence subject to compliance testing. Source of Tape Value is unknown.
(redacted)	305027277	Sales Price	(redacted)	(redacted)	Tape Value contains a typographical error. Review Value is the sales prices as per the purchase contract.
(redacted)	305027277	Original Loan to Value	(redacted)	(redacted)	Approved LTV (redacted), no variance. Source of Tape Value is unknown.
(redacted)	305027277	Original Combined Loan to Value	(redacted)	(redacted)	Approved CLTV (redacted), no variance. Source of Tape Value is unknown.
(redacted)	305027277	Total Debt to Income Ratio	(redacted)	(redacted)	Variance < (redacted) is non-material.